Fourth Quarter and Full Year 2014 Corporate Update and Financial Results

March 4, 2015

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor

Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Performance	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission (SEC) on March 12, 2014 and the Form 10-Q as filed with the SEC on November 7, 2014.

4Q and Full Year 2014 Corporate Update



Peter Greenleaf
Chief Executive Officer

2014 Key Highlights

1. Continued strong financial performance
2. Significant progress in securing AMITIZA growth
3. Focused our efforts and added organizational capabilities
4. Focused on driving pipeline development

Continued Strong Financial Performance

Significant gains drove strong financial performance in 4Q

- Overall revenue grew 54%
- Product royalty revenue from U.S. sales of AMITIZA grew 25%
- Product sales revenue of AMITIZA from Japan grew 44%

FY 2014 reported net income and EPS

- GAAP net income was $13.1M; EPS was $0.29
- Excluding special items, non-GAAP net income was $17.9M; EPS was $0.40

2015 guidance

- Net income: $25 - $30M
- Earnings per share: $0.55 - $0.65

U.S. AMITIZA Performance

Sucampo AMITIZA revenue

- 4Q royalty revenue grew 25% to $18.6M
- FY 2014 grew 21% to $62.8M

Takeda AMITIZA net sales

- 4Q increased 17% to $91.1M*
- FY 2014 increased 18% to $331.6M*

AMITIZA total prescriptions

- 4Q grew 5% YoY; strongest quarter ever
- FY 2014 grew 4.2% YoY; **all-time yearly high**

*Reported by Takeda, for royalty calculation purposes

Improving and Strengthening Partnerships

Strengthened partnership with Takeda

- Signed a global license, development, commercialization and supply agreement for AMITIZA for all global markets except Japan and China
- Amended our existing collaboration and license agreement covering North America
  - Sucampo and Takeda will split the net sales revenue on branded lubiprostone beginning in 2021

Entered into settlement and license agreement with Par Pharmaceuticals over generic lubiprostone

- Sucampo and Par will split the gross profit on generic lubiprostone beginning 2021

Negotiated a new exclusive global manufacturing and supply agreement with R-Tech Ueno

- Provides a lower supply price for certain components or finished product of lubiprostone

New Market Opportunities

Global prevalence of constipation disorders ranges from 5-18%


Canada
CIC and OIC
NDA decision
2H:15
U.K.
CIC;
OIC under
review
E.U.*
CIC
China
TBD
U.S.
CIC, IBS-C and
OIC
Switzerland
CIC and OIC
Japan
CC
Latin America
TBD
ROW Territories
TBD

Takeda is #1 GI company world wide
Takeda has rights to all markets except Japan (Mylan) and China

*Successful completion of MRP in Austria, Belgium, Germany, Italy, Ireland, Luxembourg, Netherlands, and Spain; Ireland first to issue National Marketing Authorization

SUCAMPO
The Science of Innovation

Japan AMITIZA Performance

Sucampo AMITIZA revenue

- 4Q sales grew 44% to $7.4M
- FY 2014 grew 103% to $32.1M

Abbott AMITIZA net sales performance

- December 2014 strongest month of sales
  - 1B yen ($8.9M) in Abbott net sales
  - 8M capsules dispensed
- 4Q YoY growth
  - 31% growth

Recently Mylan acquired specialty branded and generic assets from Abbott including AMITIZA

IP Update

Received a Paragraph IV notice letter regarding an ANDA submitted by Dr. Reddy's Laboratories

- Will continue to vigorously defend IP of AMITIZA

Entered into an additional settlement with Par for a generic version of RESCULA

Board & Management Update

Two Additional Board Members

- John Johnson: held numerous executive management roles at leading global pharmaceutical corporations
- Robert Spiegel: currently CMO of PTC Therapeutics; involved in the successful filing of 30+ New Drug Applications

New CFO Named

- Andrew Smith, CFO: 30+ years of financial, accounting and entrepreneurial experience in the biopharmaceutical and medical device industries

Pipeline Update



Peter Kiener, D. Phil
Chief Scientific Officer

At-A-Glance: Sucampo Pipeline

CLINICAL FOCUS		STAGE OF CLINICAL DEVELOPMENT					TIMELINE TARGETS	
	LEAD COMPOUNDS	PHASE 1	PHASE 2		PHASE 3		NDA/MAA FILING	APPROVAL
Lifecycle Management	Lubiprostone – Pediatric Functional Constipation (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015	2016*	2017*
Lifecycle Management	Lubiprostone – New Formulation (Adults)				FPI – 2H 2015 LPI – 2H 2015		2H 2016*	2017*
Lifecycle Management	Lubiprostone – New Formulation – Pediatric Functional Constipation (6 months- 6 years)				Pivotal: FPI – 1H 2016 LPI – 1H 2017	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2017*	2018*
Clinical Development	Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 2H 2016		FPI – 2017 LPI – 2018		2018	2019
Clinical Development	Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 2018 LPI – 2018		2020	2021
Clinical Development	New Formulation Unoprostone Isopropyl – RP				Trial Ongoing Interim Data for R TU formulation 1H 2015		2020	
Clinical Development	New Formulation Unoprostone Isopropyl – GA						2022	

COMPLETED — IN PROGRESS / PROJECTED START

*Pending partner discussions

SUCAMPO
The Science of Innovation

Diversify Our Science and Portfolio

Ongoing assessment of new therapeutic areas and targets, both early and mid-to-late stage

- Started in our core capabilities of ophthalmology and gastroenterology
- Will evaluate attractive assets in other therapeutic areas which could add value

Q4 and Full Year 2014 Performance Update



Andrew Smith
Chief Financial Officer

Q4 Revenue Highlights ($M)


+54%
$37.8
$24.5
+25%
$18.6
$14.8
+41%
$7.7
$5.4
Q4-13 Q4-14
Total Revenue
Q4-13 Q4-14
Product Royalty Revenue
Q4-13 Q4-14
Product Sales Revenue

Recognized $8.0M of the $14.0M of the upfront payment in Q4:14

SUCAMPO
The Science of Innovation

Strong Financial Performance ($M, GAAP Earnings)


$9.3
$13.1
Q4-14
YTD-14
Net Income


$0.21
$0.29
Q4-14
YTD-14
EPS

SUCAMPO
The Science of Innovation

Strong Financial Performance ($M, Excluding Special Items)


$17.9
$0.40
YTD-14
Net Income
YTD-14
EPS

SUCAMPO
The Science of Innovation

Expense Highlights ($M)



+39%
$2.9
$4.1
(16%)
$7.0
$5.9
+13%
$6.8
$7.7
(40%)
$5.1
$3.1
Q4-13 Q4-14
Cost of Goods Sold
Q4-13 Q4-14
R&D Expenses
Q4-13 Q4-14
G&A Expenses
Q4-13 Q4-14
S&M Expenses

Balance Sheet

2014 Balance Sheet (As of 12/31/14)	
Cash, Cash Equivalents, Restricted Cash and Investments	$110.0M
Notes Payable	$25.8M

SUCAMPO
The Science of Innovation

Financial Guidance

2015 Financial Guidance	
Net Income	$25 - $30M
EPS	$0.55 - $0.65

Conclusion



Peter Greenleaf
Chief Executive Officer

Delivered on Expectations for Quarter and Year

- ✓ We have achieved strong financial performance
- ✓ Rapid and meaningful execution on our strategy – unlocking value
- ✓ Built a world-class management team and Board

2015 Priorities

1. Continued revenue growth and performance of AMITIZA
2. Focus on and delivery of our pipeline
3. Diversification of our science through deal-making
4. Addressing our capital structure

Q&A

SUCAMPO
The Science of Innovation